Exhibit 99.1


[Logo - Willow Grove Bank and First Financial Bank]



For:                                          From:
Willow Grove Bancorp, Inc.                    Gregory FCA Communications, Inc.
Donna M. Coughey, CEO, 215-646-5405           Paul Johnson
Joseph T. Crowley, CFO, 215-646-5405          (610) 642-8253

For Immediate Release
_____________________

               WILLOW GROVE BANCORP, INC. ANNOUNCES CONFERENCE
              CALL TO DISCUSS SECOND QUARTER FISCAL 2006 RESULTS

           Inaugural quarterly conference call to provide forum for
                           investors and analysts

MAPLE GLEN, PA - January 19, 2006 - Willow Grove Bancorp, Inc. (the "Company") (Nasdaq:WGBC), the holding company for Willow Grove Bank and Philadelphia Corporation for Investment Services, today announced that its results for the second quarter of fiscal 2006 will be released on Tuesday, February 7, 2006. You may access a copy of the earnings release on the Company's web site at www.willowgrovebank.com.

     In conjunction with the release, the Company will host a conference call on Tuesday, February 7, 2006 at 11:00 a.m. Eastern time to discuss second quarter fiscal 2006 results, followed by a brief question and answer session.

     Beginning this quarter, Willow Grove Bancorp will host quarterly earnings conference calls to discuss key financial results, business outlook and operations.

     "We are pleased to institute the use of quarterly earnings calls to enhance our investor relations initiatives," said Donna M. Coughey, Chief Executive Officer of Willow Grove Bancorp, Inc. "This practice will provide us with the ability to discuss our quarterly results in greater detail with analysts and shareholders, and at the same time, participants will have the opportunity to ask questions in an open and flexible format that is disclosed to the overall investment community."

     Willow Grove Bancorp, Inc. invites all interested parties to listen to its conference call, which will be broadcast through a webcast on the Company's website. To access the call, please visit the Company's website at www.willowgrovebank.com.


     An online archive of the webcast will be available within two hours of the conclusion of the call and will remain available through Tuesday, March 7, 2006.

     Participants may also participate by calling 412-858-4600 at 10:55 a.m. Eastern time on February 7, 2006. A taped replay of the conference call will be available within two hours of the conclusion of the call and will remain available through Tuesday, February 21, 2006. The number to call for the taped replay is 412-317-0088 and the conference
PIN is 76438#.

About Willow Grove Bancorp, Inc.:

Willow Grove Bancorp, Inc. is traded on the NASDAQ National Market System under the symbol "WGBC" and is the holding company for Willow Grove Bank and Philadelphia Corporation for Investment Services. The Bank was founded in 1909 and recently completed its acquisition of Chester Valley Bancorp Inc. and its banking subsidiary, First Financial Bank, effective on the close of business on August 31, 2005. It conducts its business from its headquarters in Maple Glen, Pennsylvania, as well as through its additional 26 banking offices located throughout Montgomery, Bucks, Chester, and Philadelphia counties.

Additional information is available at: www.willowgrovebank.com.

Forward Looking Statements

The information contained in this press release may contain forward-looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder) which are not historical facts or as to Willow Grove Bancorp, Inc. management's intentions, plans, beliefs, expectations or opinions. Forward-looking statements may be identified by the use of words such as "believe", "expect", "will", "anticipate", "intend", "plan", "estimate", "could", "may", "likely", "probably" or "possibly". Willow Grove Bancorp undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.


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